SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): June 19, 2001

                         TIDALWAVE HOLDINGS, INC.
                            ---------------

          (Exact name of registrant as specified in its charter)


     Florida                     [000-26187]             65-0693777
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(State or other jurisdiction     (Commission             (I.R.S.Employer
   of incorporation)              File Number)           Identification No.)


1831 N.E. 45th Street,            Fort Lauderdale, FL            33308
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(Address of principal executive office)                        (Zip code)


        Registrant's telephone number including area code: (954) 255-6753
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         (Former name or former address, if changed since last report)

                              Exhibit Index on Page 4



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ITEM 2.		Acquisition or Disposition of Assets

	On June 19, 2001 the Registrant entered into a Stock Purchase Agreement to acquire 100% of the issued and outstanding shares of Nationwide Foundation of Lenders ("NFL") for total consideration of up to $2,100,000.00. The final purchase price will be based upon the final number of retail mortgage branch offices NFL staffs and opens on behalf of the Registrant and will likely not be determined for close to twelve months. The Stock Purchase Agreement calls for NFL to staff and open up to 105 branch offices. The terms of the transaction were determined on the basis of arm's length negotiations between the parties.

	The consideration paid to NFL will consist of $2,100,000 in Class R Preferred Stock; a new class of Preferred stock that shall have a par value of $5 per share. These Preferred shares will be eligible for "Dividends", at a rate of 3% annually, and include a "PIK" provision that will allow Registrant to pay the 3% dividend in Registrant's shares, or in cash, at Registrant's option. Issuance of these shares will take place once the corporate charter has been modified to allow for said issuance. In addition the issuance of these shares are subject to an "earn out" at a rate of $20,000.00 per branch office that has been established and earning income for a period of 12 months. Dividends on the Preferred stock will be paid each quarter on stock that has reached the "earn out" level.

	Registrant will also issue to Roland Cugno, the President of NFL 2,100,000 shares of Registrant's Common Stock, which shall "vest" at a rate of 20,000 shares per branch office that has been established and earning income for a period of 12 months.

Registrant will also grant the current NFL shareholders the option to purchase up to 6,000,000 shares of Class A Common stock (2,000,000 at each of 33%, 50% and 75% of the closing "Ask" price, as quoted by the Tidalwave market maker whom is quoting the lowest "Ask" price, the day following execution of the final agreement for the transaction. Any shares of this option that are not exercised roll over and reprice based on the best "Ask" prices on the first trading day of each month, for a period of 24 months.

	The description of the sale as described in this report does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is filed as an exhibit to this report and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)  Exhibits

	Stock Purchase Agreement dated June 19, 2001 between the
Registrant and Nationwide Foundation of Lenders.

        Press Release dated June 28, 2001 regarding Registrant announcing the acquisition of Nationwide Foundation of Lenders.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					TIDALWAVE HOLDINGS, INC.
                                        ------------------------
						Registrant


Date: July 5, 2001                      By:  /s/ Leon Kline
                                             --------------
                                             Leon Kline, President



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                              INDEX TO EXHIBITS
                                   FORM 8-K

Exhibit
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2.1      Stock Purchase Agreement dated June 19, 2001 between the
         Registrant and Nationwide Foundation of Lenders.

99.1 Press Release dated June 28, 2001 regarding Registrant announcing the acquisition of Nationwide Foundation of Lenders.


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